REMS REAL ESTATE INCOME 50/50 FUND
CLASS A SHARES

A SERIES OF THE WORLD FUNDS, INC.

SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2013 AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2013

        The Prospectus and the Statement of Additional Information, each dated May 1, 2013, of the Class A Shares of the REMS Real Estate Income 50/50 Fund (the “Fund”) are hereby amended to reflect the following new information effective November 15, 2013:

1.	Class A Shares of the Fund will be renamed “Platform Shares.”

2.	Such Platform Shares of the Fund will be offered without the imposition of any front-end sales charge or contingent deferred sales charge.

3.	The maximum fees paid through such Platform Shares’ 12b-1Distribution Plan will be reduced from 0.35% to 0.25% as computed on the average daily net assets of the Platform Shares.

4.	The minimum initial investment for such Platform Shares of the Fund will be $2,500. Subsequent investments must be in the amount of $100 or more.

        This Supplement should be read in conjunction with the Fund’s Prospectus and Statement of Additional Information. For further information, please contact the Fund toll-free at (800) 527-9525. You may also obtain additional copies of the Fund’s Prospectus and SAI, free of charge, by writing to the Fund c/o Commonwealth Shareholder Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, or by calling the Fund’s toll-free number above. Fund information is also available online at www.theworldfunds.com.

Investors Should Retain This Supplement for Future Reference